ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES	12 Months Ended
Dec. 31, 2022
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES
ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

12. ACCRUED EXPENSES AND OTHER CURRENT LIABILITIES

Accrued expenses and other current liabilities are as follows:

	December 31,	December 31,	December 31,
	2021	2022	2022
	RMB	RMB	US$
			(Note 3)
Funds raised for CrossFire New Mobile Game	30,384,772	30,254,560	4,386,499
Professional services	4,480,561	2,178,267	315,819
Agency commission fees payable	6,397,096	2,940,840	426,382
Staff cost related payables	6,505,481	6,976,762	1,011,535
Office expenses	1,439,218	1,099,142	159,361
Product development services	992,730	1,028,127	149,064
Other payables	33,808,410	3,527,013	511,369
Lawsuit dues	54,703,506	17,199,963	2,493,760
Others	1,487,807	1,768,903	256,467
Total	140,199,581	66,973,577	9,710,256

The Group has financed the early phase development of CrossFire New Mobile Game through fundraising from the Inner Mongolia Culture Assets and Equity Exchange. As of December 31, 2022, the Group had raised RMB57.5 million (US$8.3 million). The Group does not plan to finance the remaining RMB100.0 million (US$4.5 million) from the planned fundraising arrangement, and due to non-recovery of the advance financing fee, the Group fully impaired the advance financing fee in 2018.

In April 2020, Inner Mongolia Culture Assets and Equity Exchange filed a civil claim against the Group to recover RMB57.5 million (US$9.0 million) of principal and RMB4.6 million (US$0.7 million) of interest that the Group has previously raised to finance the early phase development of CrossFire New Mobile Game. The Group cooperated with a third-party company for development and operation of CrossFire New Mobile Game and plan to apply for the requisite license from GAPPRPT for CrossFire New Mobile Game as soon as development of the game is finalized to launch the game. In October 2020, Intermediate Court of Changsha City, Hunan Province issued a decision to reject all claims against the Group. As of the filing date, no appeal claim has been made by Inner Mongolia Culture Assets to the sentence of the court.

In April 2022, the Group has negotiated and intends to sign another settlement deed pursuant to which the Group agreed to pay Splendid Days and a third-party total of approximately USD 8.6 million in order to settle outstanding claims under the Convertible Notes. The Group recorded other payables for such estimated settlement amounts for RMB17.2 million (US$3 million) as of December 31, 2022. Upon the satisfaction of certain conditions set forth in the foregoing settlement deed, the arbitration proceeding will be terminated.

In late 2021, the Group entered into a share purchase agreement with a third party 51miner Limited (“51miner”) to sell all its equity interest in Niulian Technology (Shaoxing) Co. Ltd. (“Niulian”) to 51miner. Before the disposal, Niulian held certain BTC, FIL and XCH mining machines and mined these cryptocurrencies in China. Since the regulatory risk of mining in China had been increasing, The9 decided to transfer those machines which can mine overseas to NBTC based on net book value. Therefore, as of the disposal date, the Group recorded an other payables for RMB30.6 million (US$4.8million). As of December 31, 2022, the Group’s balance of other payments payable to Niulian for RMB 1.53million (US$0.2 million).

In 2022, the Group borrowed a loan of RMB 2.5 million (US$0.4 million) from collaborator for the development of mining operations in Canada. In 2022, the Group have repayed the loan of RMB 0.5 million (US$0.07million). As of December 31, 2022, the Group’s balance of loan is RMB 2.0 million (US$0.3 million).